UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) August 1, 2008 (July 30, 2008)
Commercial Metals Company

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338

(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd.
Irving, Texas	75039

(Address of Principal Executive Offices)	(Zip Code)
(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On August 1, 2008, Commercial Metals Company filed with the Securities and Exchange Commission a Prospectus Supplement, dated July 30, 2008, to the Prospectus, dated July 12, 2007, constituting a part of Registration Statement No. 333-144500. The Exhibits filed herewith are filed as part of such Registration Statement.
Item 9.01. Financial Statements and Exhibits.
     The following exhibits are filed as part of Registration Statement No. 333-144500:

Exhibit No.	Description of Exhibit

5.1.1	Opinion of Haynes and Boone, LLP

23.2.1	Consent of Haynes and Boone, LLP (set forth in their opinion filed as Exhibit 5.1.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMERCIAL METALS COMPANY
Date: July 31, 2008	By:	/s/ William B. Larson
		Name:	William B. Larson
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

5.1.1	Opinion of Haynes and Boone, LLP

23.2.1	Consent of Haynes and Boone, LLP (set forth in their opinion filed as Exhibit 5.1.1)